                                                                    EXHIBIT 99.2

                         [HEALTHCARE REALTY TRUST LOGO]

                                  NEWS RELEASE

Contact: Timothy G. Wallace, Executive Vice President and Chief Financial Officer, (615) 269-8175

                        HEALTHCARE REALTY TRUST ANNOUNCES
                              FIRST QUARTER RESULTS

         NASHVILLE, Tennessee April 26, 2001 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the first quarter ended March 31, 2001. Revenues for the first quarter totaled $48.2 million, compared with the prior year's $48.3 million. Net income for the period was $20.6 million, or $0.47 per diluted common share, versus $20.5 million, or $0.47 per diluted common share, for the first quarter of 2000. Funds from operations, comprised primarily of net income and depreciation from real estate, totaled $26.6 million for the first quarter ended March 31, 2001, compared with $26.7 million for the first quarter ended March 31, 2000. Funds from operations, per diluted common share, for the first quarter was $0.66, compared with $0.65 for the previous quarter and $0.67 for the first quarter of 2000.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. The Company's portfolio is comprised of nine major facility types, located in 32 states nationwide, and operated pursuant to contractual arrangements with 68 healthcare providers. The Company has investments of approximately $1.7 billion in 266 real estate properties or mortgages, totaling almost twelve million square feet. The Company provides property management or asset management services to approximately seven million square feet nationwide.

       The Company directs interested parties to it's Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties.
      These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2000. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

                                     -MORE-


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HR Reports First Quarter Results
Page 2
April 26, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  THREE MONTHS ENDED
                                                                                                       MARCH 31,
                                                                                          ------------------------------------
                                                                                               2001                   2000
                                                                                          -------------          -------------
Revenues:
 Master lease rental income                                                               $      25,087          $      24,017
 Property operating income                                                                       16,450                 15,178
 Straight line rent                                                                               1,748                  1,470
 Mortgage interest income                                                                         4,539                  6,353
 Management fees                                                                                    342                    732
 Interest and other income                                                                           63                    509
                                                                                          -------------          -------------
                                                                                                 48,229                 48,259
                                                                                          -------------          -------------
Expenses:
 General and administrative                                                                       2,035                  2,154
 Property operating expenses                                                                      6,191                  5,464
 Interest                                                                                         9,785                 10,526
 Depreciation                                                                                    10,112                  9,545
 Amortization                                                                                        80                    117
                                                                                          -------------          -------------
                                                                                                 28,203                 27,806
                                                                                          -------------          -------------

Net income before net gain (loss) on sale of real estate properties                       $      20,026          $      20,453

Net gain (loss) on sale of real estate properties                                                   618                     --
                                                                                          -------------          -------------

Net income                                                                                $      20,644          $      20,453
                                                                                          =============          =============

Net income per common share - Basic                                                       $        0.48          $        0.48
                                                                                          =============          =============

Net income per common share - Diluted                                                     $        0.47          $        0.47
                                                                                          =============          =============

Funds from operations - Basic                                                             $      26,566          $      26,723
                                                                                          =============          =============

Funds from operations - Diluted                                                           $      26,637          $      26,723
                                                                                          =============          =============

Funds from operations per common share - Basic                                            $        0.67          $        0.68
                                                                                          =============          =============

Funds from operations per  common share - Diluted                                         $        0.66          $        0.67
                                                                                          =============          =============

Weighted average common shares outstanding - Basic                                           39,628,676             39,439,719
                                                                                          =============          =============

Weighted average common shares outstanding - Diluted                                         40,540,420             40,114,946
                                                                                          =============          =============


         Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.

                                     -END-

  Except for the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are fully disclosed in a 10K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2000. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any intent to update forward-looking material.